Creating Superior Value Go for Extraordinary 2018 Wolfe Research 4th Annual Refiners Conference January 3, 2018 EXHIBIT 99.1

Andeavor Forward Looking Statements 1 This presentation (and oral statements made regarding the subjects of this presentation) includes forward-looking statements within the meaning of the federal securities laws. All statements, other than statements of historical fact, are forward-looking statements, including without limitation statements concerning: our operational, financial and growth strategies, including continued growth, maintaining a strong, investment grade balance sheet, returning cash to our shareholders, driving growth and improvements, pursuing strong growth opportunities, creating significant shareholder value, capturing strong gross margins, increasing earnings, creating advantage through integration and our diversified portfolio, and strategic projects and investments; our ability to successfully effect those strategies and the expected timing and results thereof; our financial and operational outlook, including targets for EBITDA and capital expenditures, and ability to fulfill that outlook; financial position, liquidity and capital resources; expectations regarding future economic and market conditions and their effects on us; our ability to execute on our strategic priorities, including operational efficiency and effectiveness, value chain optimization, financial discipline, value-driven growth and high performing culture, as well as the potential impact of such execution; market outlook and assumptions, including outlook and assumptions related to crude oil price, key crude oil differentials, refining crack spread, other key metrics, Andeavor Index and marketing segment fuel margins, and potential market impact of regulations; marketing segment journey and targets, including targets for retail/branded sale growth, retail network and store count growth, marketing margin growth, capital investment and segment EBITDA; targets and assumptions related to our expanding presence in Mexico; logistics segment journey and targets, including targets for investments, organic growth, segment EBITDA and the components thereof, dropdown portfolio and estimated EBITDA contribution from each project, third party revenue, and the expected timing and benefits thereof; plans, goals and targets for growth and execution associated with our Permian, Delaware basin and Bakken assets; refining segment journey and targets, including targets for major capital project investment and EBITDA, process unit availability, utilization, manufacturing costs, planned investments and segment EBITDA; value chain journey and goals, including leveraging our portfolio and Andeavor Logistics, feedstock advantage capture, integrated optimization, opportunities in new and existing markets, developing specialty businesses and renewable fuels opportunities; statements regarding the Conan Crude Oil Gathering Pipeline system, Los Angeles refinery integration and compliance project, west coast mixed xylenes project, Anacortes isomerization project and other major projects, including the expected capacity, timing, capital investment, net earnings and EBITDA contribution and other benefits associated with each project; the planned transfer of the Conan System and the Los Angeles Pipeline Interconnect System to Andeavor Logistics; the competitive advantages of our multi-brand portfolio; financial strategy, including disciplined capital allocation, expected cash generation, value creation for shareholders, and targets for liquidity, debt ratios, IRR, EBITDA growth and expense reduction; delivery of synergies, including expected synergies from the Western acquisition, the sources thereof and expected EBITDA growth contributed thereby; our 2018-2020 capital expenditure plan and cash flow targets, including the allocation, sources, uses and expected benefits thereof; Andeavor Logistics’ 2018- 2020 capital investment and funding plan, including targets for growth and maintenance capital, coverage and leverage ratios, liquidity and third-party equity; statements regarding ANDX’s restructuring and investment grade status, and the expected savings and benefits therefrom; expectations regarding returning cash to shareholders, including targets for share repurchases and dividends; Andeavor’s journey and expected value creation; and other aspects of future performance. Although we believe the assumptions concerning future events are reasonable, a number of factors could cause results to differ materially from those projected. Our operations involve risks and uncertainties, many of which are outside of our control and could materially affect our results. For more information concerning factors that could affect these statements, see our annual report on Form 10-K, quarterly reports on Form 10-Q, and other public filings, available at http://www.andeavor.com. We undertake no obligation to revise or update any forward-looking statements as a result of new information, future events or otherwise. See the Appendix for reconciliations of the differences between the non-GAAP measures used in this presentation, including various estimates of EBITDA, and their most directly comparable GAAP measures.

Andeavor Kenai Martinez Dickinson Mandan St. Paul Park Salt Lake City Gallup San Antonio El Paso Anacortes Los Angeles Crude Basin ANDV Refinery Andeavor Pipelines Marine Terminalling Rail Trucking • Leading integrated marketing, logistics and refining company in our strategic footprint • Well diversified earnings portfolio; highly attractive and accretive growth opportunities • Ongoing opportunities to strengthen business, improve productivity and increase gross margin – yielding sustained and increasing earnings • Disciplined approach to capital allocation to create significant shareholder value • Focused on creating shared value for all key stakeholders 2 Andeavor’s Competitive Position Demonstrated track record of delivering results Exxon and Mobil names and logos are registered trademarks of ExxonMobil Corporation. The Shell name and logo is a registered trademark of Royal Dutch Shell

Andeavor Environmental Health and Safety 3 .55 .27 .27 .19 .22 2010-2014 Average 2015 2016 2017 YTD 2016 AFPM Top Quartile A a OSHA Recordable Incident Rate – Refining OSHA Recordable Incident and Process Safety API Tier 1&2 Rates YTD performance through October 31,2017; does not include Western Refining acquisition Air Emissions include Sulphur Dioxide (SO2), Nitrogen Oxides (NOx), Carbon Monoxide (CO), Volatile Organic Compounds (VOC) and Particulate Matter (PM10 and PM2.5) Source: Tesoro Social Responsibility Reports (2012-2016); does not include Western Refining acquisition .32 .09 .07 .11 .13 2010-2014 Average 2015 2016 2017 YTD 2016 AFPM Top Quartile A a Process Safety API Tier 1&2 Rate – Refining 2010 2011 2012 2013 2014 2015 2016 Air Emissions Tons per million barrels of throughput Driving to Destination Zero Reducing our Environmental Impact

Andeavor Strong Integrated Business 4 OSHA Recordable Incident Rate YTD performance through October 31,2017; does not include Western Refining Marketing Stores YTD through October 31, 2017 ANDV and ANDX Enterprise Value as of December 31, 2010, December 21, 2011 and December 31, 2017 882 3,229 2010 2017 YTD Stores 23 51 2010 3Q17 Retail/Branded Marketing Integration (%) 665 1,157 2010 3Q17 Refining Capacity (MBD) 4.0 28.7 2010 2017 ANDV Enterprise Value ($ in billions) 1.1 14.7 2011 2017 ANDX Enterprise Value ($ in billions) 0.84 0.19 2010 2017 YTD OSHA Recordable Incident Rate – Refining IPO

Andeavor Andeavor’s Journey to 2020 5 Creating superior value • Expand customer-focused, full-service, diversified midstream business, strategically integrated into Andeavor’s value chain Logistics Marketing • Advance a fully integrated fuel and convenience store marketing and wholesale business Refining • Enhance integrated refining system and maximize margin capture of Andeavor’s value chain through regional optimization Finance Strategy • Focus on disciplined allocation of capital and financial strength Value Chain • Identify and capture opportunities across the value chain that drive higher integrated margins

Andeavor Targeting EBITDA Increase of 45% 6 2010 2017E 2020E EBITDA* Composition ($ in billions) Refining Marketing Logistics 0.6 3.1 4.5 Consolidated EBITDA is a graphical representation of contribution by segment. Corporate costs are also included in consolidated EBITDA but are not shown. 2010 Marketing EBITDA as reported in 2010 2017E EBITDA is First Call consensus estimate as of 11/15/17 Western Refining Synergies net of $80 million synergies expected to be achieved in 2017; for a total of $400 million of synergies *Represents a non-GAAP measure. Please see the Appendix for a definition of this measure and a reconciliation to its most directly comparable GAAP measure EBITDA* Growth 2018E – 2020E ($ in millions) Western Refining Synergies 320 Strategic Refining Capital Projects 175 Marketing 300 Logistics 430 Refining 175 Total 1,400

Andeavor Value Created for Shareholders 2013 – 3Q2017 (%) Peer 3 ANDV Peer 1 Peer 4 Peer 2 Share Price Appreciation Dividends Share Repurchases 7 Growth and Financial Discipline Deliver Superior Returns 186 206 128 113 11 Leading Adjusted CFO* CAGR 2013 – 2017E (%) 19 11 1 -3 -17 ANDV Peer 1 Peer 2 Peer 3 Peer 4 7 10 16 6 6 2013 2014 2015 2016 2017 Driving ROIC Improvement (%) 1/5 2/5 1/5 4/5 5/5 ANDV Peer Avg. Peers include HFC, MPC, PSX and VLO. Peer historical figures from SEC filings and 2017 per Barclays report published November 2017 ANDV YTD 3Q17 ROIC pro forma Western Refining acquisition and adjusted to exclude transaction & integration costs *Represents a non-GAAP measure. Please see the Appendix for a definition of this measure and a reconciliation to its most directly comparable GAAP measure ANDV Rank

Andeavor Potential Market Impact of 2020 Regulations 8 Source: PIRA Energy Group 25 51 2016-2019E Average 2020E Average LA CARB Diesel vs. Singapore HSFO ($ per barrel) (10) (14) 2016-2019E Average 2020E Average Napo vs. ANS California ($ per barrel) (12) (24) 2016-2019E Average 2020E Average Cold Lake vs. WTI ($ per barrel) (5) (20) 2016-2019E Average 2020E Average Singapore HSFO vs. WTI ($ per barrel) Potential earnings upside for Andeavor in 2020 not included in plan

Andeavor Marketing’s Journey to 2020 9 Targeting segment EBITDA* of $1.2 billion by 2020; $50 million of synergies and $300 million of growth Retail/Branded Volumes • Increase to over 50% of total volumes Convenience Margin* • Improve contribution to $450 million Stores • Expand to over 4,000 Mexico • Develop network of 250 – 300 stores Capital • Achieve plan with $150 million in average annual investment *Represents a non-GAAP measure. Please see the Appendix for a definition of this measure and a reconciliation to its most directly comparable GAAP measure $

Andeavor Drive Branded Fuel Sales • Target increasing Retail/Branded volumes from 47% of total volumes in 2017 to 52% in 2020 - Approximately $245 million of incremental fuel margin* by 2020 10 Fuel Volume (Million of Gallons) 8,300 11,900 12,400 2014 2017E 2020E Retail / Branded Unbranded 1.7 CPG 20.0 CPG YTD 3Q17 Fuel Margin* *Represents a non-GAAP measure. Please see the Appendix for a definition of this measure and a reconciliation to its most directly comparable GAAP measure 2017E fuel volume is pro-forma

Andeavor Expand Retail Network and Increase Convenience Sales • Target growing total store count to 4,000+ • Use high recognition brands in targeted geographies • Build new-to-industry retail stores in select locations • Target convenience margin* of approximately 25% share of total margin* and $450 million in 2020 11 Store Count 2,270 3,200+ 4,000+ 2014 2017E 2020E 2014 store count figure excludes Western Refining Convenience margin is comprised of Merchandise and Other *Represents a non-GAAP measure. Please see the Appendix for a definition of this measure and a reconciliation to its most directly comparable GAAP measure 1,330 1,900+ 2,000+ 2017E 2020E 2022E Marketing Margin* ($ in millions) Convenience Fuel

Andeavor Expanding Presence in Mexico Baja California Sonora Baja Sur Chihuahua Sinaloa Opportunities beyond 2020 in Baja Sur, Chihuahua and Sinaloa Los Angeles 20 250 – 300 2017E 2020E Baja & Sonora Store Count 5 30+ 2017E 2020E 20 2017E 2022 Potential Baja & Sonora Fuel Supply (MBD) Chihuahua, Sinaloa and Baja Sur Fuel Supply (MBD) 0 2017E 2022 Potential 12 Chihuahua, Sinaloa and Baja Sur Store Count Chihuahua, Sinaloa and Baja Sur Fuel Supply 2017E only represents supply to Chihuahua

Andeavor • Execute $1 billion of annual high-return growth investments Logistics’ Journey to 2020 13 Targeting segment EBITDA* of $1.4 – $1.5 billion in 2020; $20 million of synergies and $380 – $480 million of growth Permian • Grow EBITDA* to $200+ million Third-Party • Increase third-party business to 50% of revenues • Deliver $80+ million of annual EBITDA* from projects Growth Investments *Represents a non-GAAP measure. Please see the Appendix for a definition of this measure and a reconciliation to its most directly comparable GAAP measure Bakken

Significant Organic Project Portfolio

(Capex $ in millions)



Anacortes
Natural Gas & NGL Optimization
140 – 150
Bakken Gathering Projects
60 – 90
Dickinson
Mandan
St. Paul Park
Martinez
Salt Lake City
LA Refinery Interconnect Pipeline
150
Los Angeles
Carson Crude Terminal Expansion
140 – 160
Gallup
Renewable Fuels Unit Train
80 – 100
El Paso
Conan Crude Gathering System
225
Permian Growth Investments
750 – 850
San Antonio

Organic project portfolio supports growth plan

Andeavor

Conan Crude Gathering System and LA Refinery Interconnect Pipeline projects expected to be funded by Andeavor and acquired by Andeavor Logistics at cost plus capitalized interest

14

Andeavor Target Segment EBITDA* of $1.4 – $1.5 Billion in 2020 15 140 – 150 50 – 70 40 – 60 200+ 1.2 – 1.3 billion Clearly defined plan to deliver 40% – 50% growth by 2020 1.0 billion+ WNRL Note: 2017E includes expected WNRL contribution to Logistics Segment from June 1, 2017 - December 31, 2017 *Represents a non-GAAP measure. Please see the Appendix for a definition of this measure and a reconciliation to its most directly comparable GAAP measure Full Year Benefit WNRL + Synergies Anacortes Dropdown Additional Opportunities Permian & Bakken Development Terminalling & Transportation 2017E 2018E 2020E ($ in millions, unless noted) 1.4 – 1.5 billion

Andeavor Robust Potential Dropdown Portfolio Description Estimated EBITDA* ($ in millions) Logistics Assets Product terminals, transportation pipelines, marine facilities and terminal storage 185+ Assets Under Development Vancouver Energy Mixed Xylenes Project 150+ Wholesale Fuels Business Fixed-fee per gallon service contracts with no commodity exposure 250+ 16 Dropdown portfolio of at least $700 million of estimated EBITDA* Contributions from the dropdown portfolio of assets is a target established by management. We believe this target best approximates EBITDA. We are unable to provide a reconciliation of this forward-looking estimate to net earnings without unreasonable effort. The information needed to make a reasonable reconciliation of this EBITDA estimate is highly dependent upon future events, which may be uncertain or outside our control, and information that cannot be estimated with reasonable accuracy at this time, including exact composition of assets subject to dropdown assets, timing of the transactions and unknown financing terms. *Represents a non-GAAP measure. Please see the Appendix for a definition of this measure Refinery Infrastructure 115+ Refinery tankage, rail loading and unloading, truck racks, refinery gate pipelines and petroleum coke handling

Andeavor Refining’s Journey to 2020 17 Targeting segment EBITDA* of $2.3 billion by 2020; $200 million of additional synergies and $350 million of growth Synergies • Capture $200 million of additional Refining and Commercial synergies by 2020 Value Chain • Optimize across all regions Major Capital Projects • Deliver over $175 million in annual EBITDA* Operational Excellence • Improve productivity, efficiency and costs • Achieve top quartile operational and safety performance Refining growth includes major capital projects and full year impact from Western Refining acquisition *Represents a non-GAAP measure. Please see the Appendix for a definition of this measure and a reconciliation to its most directly comparable GAAP measure

Major Capital Projects

Approved Strategic Capital Projects


300
($ in millions)
EP Energy JV
Isomerization
LARIC
110
30
2018E
2019E
2020E

Expected Annual EBITDA*


($ in millions)
175
EP Energy JV
Isomerization
LARIC
45
75
2018E
2019E
2020E


Potential Mixed Xylenes Project
Anacortes
Potential Renewable Diesel Project
Anacortes Isomerization
Potential Vancouver Energy Project
Dickinson
Mandan
St. Paul Park
Martinez
Salt Lake City
EP Energy JV
Los Angeles
Gallup
El Paso
LA Refinery Integration and Compliance Project
San Antonio

Targeting over $175 million of annual EBITDA* by 2020

Projects highlighted in blue contribute to $175 million annual EBITDA; projects highlighted in green not included in plan; projects highlighted in orange are sustaining capital projects
*Represents a non-GAAP measure. Please see the Appendix for a definition of this measure and a reconciliation to its most directly comparable GAAP measure

Andeavor 18

Andeavor Delivering Western Refining Synergies 19 20 80 155 220 2017E 2018E 2019E 2020E Expected Refining & Commercial Synergies ($ in millions) Refining & Commercial Operational Synergies: • Cost reductions • Yield improvement • Throughput increases • Capital efficiencies • Energy efficiencies • Feedstock supply • Product distribution • Product improvements • Renewable fuels efficiencies • Logistics optimization

Andeavor Driving Reliability and High Utilization Utilize Operations Excellence Management System to: • Build upon mechanical integrity programs and capability development • Continue process unit health monitoring and technology reviews • Mature functional excellence teams and networks • Deploy focused defect elimination teams • Upgrade turnaround organization and improve planning and execution rigor Process Unit Availability (%) 20 93 97 92 93 94 97 2013 2014 2015 2016 2017 YTD Target Refining Utilization (%) 96 96 95 96 96 96 2013 2014 2015 2016 2017E Target

Andeavor 450 525 450 500 2017E 2018E 2019E 2020E Maximizing Availability through Focused Investment Program 21 540 575 560 350 2017E 2018E 2019E 2020E Turnaround Spend ($ in millions) Refining Sustaining Capital Spend ($ in millions) Disciplined investment to maintain asset integrity and improve reliability Refining Sustaining Capital includes maintenance and regulatory capital for our Refining Segment

Andeavor Renewable Fuels Opportunities 22 Dickinson Renewable Diesel Renewable diesel facility to supply product to California Novel catalytic based technology to produce high octane renewable gasoline Renewable feedstock made from municipal solid waste suitable for Fluid Catalytic Cracker feed Bio-feedstock made from waste wood biomass suitable for Fluid Catalytic Cracker feed Innovative solutions to manage compliance

Andeavor Deliver Western Refining Synergies 23 Logistics Synergies include WNRL merger synergies 2017 Expected Synergies include approximately $25 million of interest and tax savings related directly to the close of the Western Refining acquisition Western Refining Annual Synergies ($ in millions) Marketing 50 Logistics 20 Refining 200 Corporate 50 2018E – 2020E Total 320 2017 Expected 80 Total Synergies to be Achieved 400 • Annual run-rate synergies of $110 million as of 3Q17 −2017E in-year synergies of $80 million • One-time cash benefits of $100 million already achieved • Reducing corporate expense to approximately $450 million in 2020 Continue to expect $350 to $425 million in annual run-rate synergies by June 2019

Andeavor Ample Liquidity Strong Balance Sheet Disciplined Reinvestment for Growth Return Cash to Shareholders • Maintain strong liquidity position to allow for execution of growth plans • Committed to strengthening investment grade credit ratings • Ensure access to appropriately priced capital • Invest 25% - 35% of consolidated operating cash flow in high return income projects • Opportunistically repurchase shares • Grow dividend with growth of Company • $3 – $4 billion available liquidity at ANDV • $1 – $2 billion available liquidity at ANDX • ANDV Unconsolidated Debt-to-EBITDA ≤ 2.0x • ANDX Debt-to-EBITDA approximately 4x • Extend average duration to 12 – 15 years • Hurdle rate of 20% IRR for Refining and 15% IRR for Marketing • 12% - 15%+ IRR for Logistics funded by MLP • Execute remaining authorization and continue to opportunistically repurchase shares • Dividend growth sustainable through cycle Financial Principles & Capital Allocation 24 Key Metrics

2018 – 2020 Capital Expenditure Plan

($ in millions)

Andeavor	2017E	2018E	2019E	2020E
Maintenance Capital	535	410	380	420
Regulatory Capital	120	180	125	130
Growth Capital	400	480	195	190
Total ANDV Capital	**1,055**	**1,070**	**700**	**740**
Total Net of Asset Transfers	*1,055*	*845*	*550*	*740*
Turnarounds	*540*	*575*	*560*	*350*
Marketing Branding	*80*	*75*	*90*	*80*

Andeavor Logistics	2017E	2018E	2019E	2020E
Net Maintenance Capital	55	75	80	90
Growth Capital	160	325	400	550
Total ANDX Capital	**215**	**400**	**480**	**640**
Total Including Asset Transfers	*215*	*625*	*630*	*640*

ANDV Capital Expenditures

($ in billions)



1.0
ANDV Growth
ANDV Sustaining
0.8
2015-2017E Average
2018-2020E Average

ANDX Capital Expenditures

($ in billions)



0.3
0.5
ANDX Growth
ANDX Maintenance
2015-2017E Average
2018-2020E Average

Andeavor Growth Capital includes the Conan Crude Gathering System and LA Refinery Interconnect Pipeline projects expected to be funded by Andeavor and acquired by Andeavor Logistics at cost plus capitalized interest
2015-2017E average capital expenditures includes pro-forma capital expenditure amounts due to the Western Refining integration
Consolidated maintenance capital spend estimated for 2017, 2018, 2019, and 2020 is $620, $515, $490, and $525 million respectively

Andeavor 25

Andeavor 2018 – 2020 Plan Delivers Significant Cash Flow 26 12.7 2010-2017 YTD 2018E-2020E 8 - 10 Additional Cash Generated Business Investment Complete Share Repurchase Plan & Grow Dividends Total $8 - $10 billion (8 Years) (3 Years) 2018E-2020E ANDV Cash Flow Deployment Cumulative ANDV Cash Flow Generated ($ in billions) Cash from Dropdowns CFO ANDV capital investment funded by cash from operations Addition al Cash ANDV Capital Expendit ures Cash Returned to Sharehol ders CFO as reported by ANDV which includes Turnaround and Marketing Branding spend Cash from Dropdowns include proceeds from the Conan Crude Gathering System and LA Refinery Interconnect Pipeline projects which are expected to be transferred at cost plus capitalized interest Cash returned to shareholders includes: completion of existing share repurchase program, ANDV dividends and ANDX third-party distributions

Andeavor ANDX Capital Investment and Funding Plan 27 1.1 1.1 1.1 2018E 2019E 2020E Andeavor Logistics Investment Plan Maintenance Organic Growth & Acquisitions No public common equity expected in 2018; less than $200 million per year for 2019 and 2020 Andeavor Logistics Funding Plan 1.1 1.1 1.1 2018E 2019E 2020E Retained Cash Debt ANDV Equity Public Equity Dropdowns ($ in billions) ($ in billions, unless noted) Annual Growth Capital 1.0+ Annual Maintenance Capital 0.1 Distribution Coverage Ratio Approximately 1.1x Distribution Growth 6% or greater Leverage Ratio Approximately 4x Available Liquidity 1.0 – 2.0

Andeavor

Andeavor Appendix 29

Andeavor Creating Competitive Advantage at the Los Angeles Refinery 30 • Completes full integration of Los Angeles Refinery • Provides 30 – 40 MBD of gasoline and distillate yield flexibility • Drives ability to upgrade feedstocks within combined facility • CO2 emissions reduced 300,000+ tons annually • Reduces NOx, SOx and CO emissions • Project estimate: − Operational second half 2018 − CAPEX $510 million − EBITDA* $125 million − IRR 24% CO2 reduction associated with expected operations, IRR includes benefits from capital avoidance CAPEX and EBITDA include $150 million and $20 million, respectively, for the portion of the project expected to be offered to Andeavor Logistics at cost plus capitalized interest *Represents a non-GAAP measure. Please see the Appendix for a definition of this measure and a reconciliation to its most directly comparable GAAP measure

Andeavor Non-GAAP Financial Measures 31 Our management uses certain “non-GAAP” operational measures to analyze operating segment performance and “non-GAAP” financial measures to evaluate past performance and prospects for the future to supplement our financial information presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). These financial and operational non-GAAP measures are important factors in assessing our operating results and profitability and include: • EBITDA—GAAP-based net earnings before interest, income taxes, and depreciation and amortization expenses; • Segment EBITDA—a segment’s GAAP-based operating income before depreciation and amortization expenses plus equity in earnings (loss) of equity method investments and other income (expense), net; • Marketing margin—Marketing segment’s GAAP-based operating income before depreciation and amortization expenses, general and administrative expenses, operating expenses and gains or losses from asset disposals or impairments; • Fuel margin—Marketing segment’s GAAP-based operating income before depreciation and amortization expenses, general and administrative expenses, operating expenses, gains or losses from asset disposals or impairments and convenience margin divided by our total fuel sales volumes in gallons multiplied by 100 (to achieve cents per gallon); • Convenience margin—Marketing segment’s GAAP-based operating income before depreciation and amortization expenses, general and administrative expenses, operating expenses, gains or losses from asset disposals or impairments and fuel margin; • Merchandise margin—the difference between merchandise sales and purchases of merchandise divided by merchandise sales; • Refining margin—the difference between total refining revenues and total cost of materials and other (excluding lower of cost or market adjustments and depreciation and amortization expenses); • Manufacturing costs—manufacturing costs excluding depreciation and amortization expenses divided by our average daily refining throughput in barrels multiplied by 1,000, and then further multiplied by the number of days in the period (representing direct operating expenses incurred by our Refining segment for the production of refined products); • Adjusted CFO—GAAP-based cash flows from operating activities before turnaround expenditures and marketing branding costs; and • Integrated contribution—the sum of refining margin and segment EBITDA from our Marketing and Logistics segments divided by our average daily refining throughput in barrels multiplied by 1,000, and then further multiplied by the number of days in the period. We present these measures because we believe they may help investors, analysts, lenders and ratings agencies analyze our results of operations and liquidity in conjunction with our GAAP results, including but not limited to: • our operating performance as compared to other publicly traded companies in the marketing, logistics and refining industries, without regard to historical cost basis or financing methods; • our ability to incur and service debt and fund capital expenditures; and • the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities. Non-GAAP measures have important limitations as analytical tools, because they exclude some, but not all, items that affect net earnings and operating income. These measures should not be considered substitutes for their most directly comparable GAAP financial measures. See “Non-GAAP Reconciliations” below for reconciliations between non-GAAP measures and their most directly comparable GAAP measures.

Andeavor Non-GAAP Reconciliations 32 Amounts may not recalculate due to rounding of dollar and volume information.

Andeavor Non-GAAP Reconciliations 33 Amounts may not recalculate due to rounding of dollar and volume information.

Andeavor Non-GAAP Reconciliations 34 Amounts may not recalculate due to rounding of dollar and volume information.

Non-GAAP Reconciliations

(in millions) Unaudited

Projected Logistics Segment EBITDA

(in millions) Unaudited	2017E Projected Segment EBITDA	WNRL and Synergies from Acquisitions	Terminalling and Transportation Growth	Permian and Bakken Development	2018E Projected Segment EBITDA	Additional Opportunities	2020E Projected Segment EBITDA	2018E-2020E Change	Western Synergies	Logistics Segment Growth
Projected Logistics Segment Operating Income	$ 750	$ 120-130	$ 35-55	$ 35-55	$ 910-1,010	$ 160	$ 1,070-1,170	$ 370	$ 20	$ 350
Add: Depreciation and amortization expense	240	20	5	15	280	40	320	80	-	80
Add: Equity in earnings of equity method investments	10	-	-	-	10	-	10	-	-	-
Projected Logistics Segment EBITDA	$ 1,000	$ 140-150	$ 40-60	$ 50-70	$ 1,200-1,300	$ 200	$ 1,400-1,500	$ 450	$ 20	$ 430

(in millions) Unaudited

Projected Andeavor Logistics EBITDA

(in millions) Unaudited	2017E Projected EBITDA	Q4 2017 Financing Transactions Impact	WNRL and Synergies from Acquisitions	Terminalling and Transportation Growth	Permian and Bakken Development	2018E Projected EBITDA	Additional Opportunities	2020E Projected EBITDA	2018E-2020E Change	Western Synergies	Logistics Segment Growth
Projected Net Earnings	$ 450	$ 100	$ 110-120	$ 30-50	$ 25-45	$ 685-785	$ 100	$ 785-885	$ 385	$ 20	$ 365
Add: Depreciation and amortization expense	240	-	20	5	15	280	40	320	80	-	80
Add: Interest and financing costs, net	310	(100)	10	5	10	235	60	295	(15)	-	(15)
Projected EBITDA	$ 1,000	$ -	$ 140-150	$ 40-60	$ 50-70	$ 1,200-1,300	$ 200	$ 1,400-1,500	$ 450	$ 20	$ 430

(in millions) Unaudited

Projected Annual EBITDA 2020E

(in millions) Unaudited	Permian Systems	Bakken Systems
Projected Net Earnings	$ 110	$ 65
Add: Depreciation and amortization expense	50	10
Add: Interest and financing costs, net	40	5
Projected EBITDA	$ 200	$ 80

(in millions) Unaudited

Projected Refining Segment

(in millions) Unaudited	2017E	2020E	Change	Refining Special Projects	Refining Growth
Projected Refining Segment Operating Income	$ 1,305	$ 1,590	$ 285	$ 142	$ 143
Add: Depreciation and amortization expense	645	710	65	33	32
Projected Refining Segment EBITDA	$ 1,950	$ 2,300	$ 350	$ 175	$ 175

Andeavor

Amounts may not recalculate due to rounding of dollar and volume information.

35

Andeavor Non-GAAP Reconciliations 36 Amounts may not recalculate due to rounding of dollar and volume information.